VIKING MUTUAL FUNDS

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

(each a “Fund” and collectively, the “Funds”)

Supplement Dated February 25, 2019 to the Prospectus, Summary Prospectus,

and Statement of Additional Information dated November 28, 2018

Effective date of the following changes is March 1, 2019

The first paragraph under the heading “Fees and Expenses of the Fund” in each Fund’s “Fund Summary” section of the Prospectus and each Fund’s Summary Prospectus is replaced with the following in order to include the addition of Appendix A which sets forth sales charge waiver and discount policies applicable to shares purchased through Raymond James and its affiliates:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered—Class A Shares” and “How to Buy Shares—Investor Services” on pages 43 and 48, respectively, of the Fund’s prospectus, Appendix A of the Fund’s prospectus, and “Buying and Selling Shares” on page B-27 of the Fund’s statement of additional information.

In the Funds’ Prospectus, the statement below is added under the following sections and sub-sections: (i) the “Class A Shares”, “Limited Contingent Deferred Sales Charge”, and “Sales Charge Reductions and Waivers” sub-sections within the section entitled “The Shares Offered”, and (ii) the “Exchanging Shares” and “Share Class Conversions” sub-sections within the section entitled “How to Buy Shares—Investor Services”:

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

In the Funds’ Statement of Additional Information, the statement below is added under the “Initial sales charges—Class A Shares”, “Cumulative quantity discount—Class A Shares”, “Letter of Intent (LOI)—Class A Shares”, “Group purchases—Class A Shares”, “Sales charge waivers for certain investors—Class A Shares”, and “Exchange privilege and Share Class Conversions” sub-sections within the section entitled “Buying and Selling Shares”:

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James.

The following is added as Appendix A to the Funds’ Prospectus:

Appendix A
Shareholders Purchasing Fund Shares Through Raymond James

The following information is provided by Raymond James and its affiliates:

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE